PART A

Hartford Life Insurance Company Separate Account Eleven:

333-151805	Premier Innovations
Premier Innovations (Series II)

Supplement Dated August 17, 2009 to your Prospectus

SUPPLEMENT DATED AUGUST 17, 2009 TO YOUR PROSPECTUS

FUND MERGER

THE HARTFORD INCOME ALLOCATION FUND — CLASS R4 — INTO THE HARTFORD TOTAL RETURN BOND FUND — CLASS R4 —

Effective after the close of the New York Stock Exchange on July 31, 2009, The Hartford Income Allocation Fund will be closed to contributions and transfers in.

The Board of Directors of the Hartford Mutual Funds, Inc. recently approved and recommended the closing and merger of The Hartford Income Allocation Fund into The Hartford Total Return Bond Fund. If approved by shareholders, the merger will become effective after the close of the New York Stock Exchange on or about October 2, 2009.

As a result, if any of your Participant Account value is allocated to The Hartford Income Allocation Fund Sub-Account, that amount will be merged into The Hartford Total Return Bond Fund Sub-Account after the close of the New York Stock Exchange on or about October 2, 2009.

If you are enrolled in any Dollar Cost Averaging Program with allocations to The Hartford Income Allocation Fund Sub-Account that allocation will be directed to The Hartford Total Return Bond Fund Sub-Account after the close of trading on the New York Stock Exchange on October 2, 2009. If you are enrolled in any Asset Rebalancing Program with allocations to The Hartford Income Allocation Fund Sub-Account your program enrollment will be terminated as of the close of the New York Stock exchange on October 2, 2009. In addition, after the close of trading on the New York Stock exchange on October 2, 2009, future Contributions with allocations to The Hartford Income Allocation Fund Sub- Account will be directed to The Hartford Total Return Bond Fund Sub-Account. Upon completion of the merger, The Hartford Income Allocation Fund Sub-Account will no longer be available and all references to the Sub-Account will be deleted.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR

FUTURE REFERENCE